                              LETTER OF TRANSMITTAL
                             To Tender of Shares of
                      Series A Convertible Preferred Stock,
                       Series B $1 Cumulative Convertible
                           Preferred Stock and Common
                         Stock (including the associated
                        Preferred Stock Purchase Rights)
                                       of
                             TALLEY INDUSTRIES, INC.
                        Pursuant to the Offer to Purchase
                              Dated October 2, 1997
                                       by

                             SCORE ACQUISITION CORP.
                          a wholly owned subsidiary of

                        CARPENTER TECHNOLOGY CORPORATION

-------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, OCTOBER 30, 1997 UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                                           The Depositary for the Offer is:
                                        CHASEMELLON SHAREHOLDER SERVICES L.L.C.
              By Mail:                          By Overnight Courier:                         By Hand:
        Post Office Box 3305             85 Challenger Road-Mail Drop-Reorg.          120 Broadway, 13th Floor
     South Hackensack, NJ 07606               Ridgefield Park, NJ 07660                  New York, NY 10271
   Attn: Reorganization Department                                                Attn: Reorganization Department
                                               By Facsimile Transmission:
                                                    (201) 329-8936

                                             For Facsimile Confirmation of Receipt
                                                    of Guaranteed Delivery:
                                                        (201) 296-4860

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by Shareholders of Talley Industries, Inc. (the "Company") if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depository's account at The Depository Trust Company or the Philadelphia Depository Trust Company hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

         Shareholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

---------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered
                  Holder(s)                                               Shares Tendered
         (Please fill in, if blank)                            (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                    Share          Class and      Number of      Number of Shares
                                                 Certificate       Series of       Shares           Tendered**
                                                  Number(s)*        Shares       Represented
                                                                  Represented        by
                                                                      by        Certificate(s)*
                                                                 Certificate(s)
                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------
                                               Total Series A Preferred Shares
                                               ----------------------------------------------------------------------
                                               Total Series B Preferred Shares
                                               ----------------------------------------------------------------------
                                               Total Common Shares
---------------------------------------------------------------------------------------------------------------------
*      Need not be completed by Shareholders tendering by book-entry transfer.
**     Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------

         The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________

     Account No._______________________________________________________________

     Check Box of Applicable Book-Entry Transfer Facility:
     [ ]  The Depository Trust Company
     [ ]  Philadelphia Depository Trust Company
     Transaction Code No.______________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)___________________________________________

     Date of Execution of Notice of Guaranteed Delivery________________________

     Window Ticket Number (if any)_____________________________________________

     Name of Institution which Guaranteed Delivery_____________________________

     Account No._______________________________________________________________

     If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
     Facility:
     [ ]  The Depository Trust Company
     [ ]  Philadelphia Depository Trust Company
     Transaction Code No.______________________________________________________

Ladies and Gentlemen:

         The undersigned hereby tenders to Score Acquisition Corp. (the "Offeror"), a Delaware corporation and a wholly owned subsidiary of Carpenter Technology Corporation, a Delaware corporation ("Parent"), the above-described shares of Series A Convertible Preferred Stock ("Series A Preferred Shares"), Series B $1 Cumulative Convertible Preferred Stock ("Series B Preferred Shares") and Common Stock, par value $1.00 per share ("Common Shares" and, together with the Series A Preferred Shares and Series B Preferred Shares, the "Shares") of Talley Industries, Inc., a Delaware corporation (the "Company"), including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent, as amended and restated on February 2, 1996 (the "Rights Agreement"), at a purchase price of $11.70 per Series A Preferred Share, $16.00 per Series B Preferred Share and $12.00 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 2, 1997 (the "Offer to Purchase")), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated September 25, 1997 (the "Merger Agreement"), among the Parent, the Offeror and the Company. Unless the context requires otherwise, all references herein to the Common Shares or Shares shall include the associated Rights, and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

         Subject to, and effective upon, acceptance of repayment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof ("Distributions")) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

         The undersigned hereby irrevocably appoints each designee of the Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all Distributions) at any meeting of Shareholders of the Company (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares and Distributions (and all such other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The Offeror's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any certificates evidencing Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

-----------------------------------------------------          ---------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 5, 6 and 7)                              (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase             To be completed ONLY if the check for the
price of Shares purchased or certificates for                  purchase price of Shares purchased or
Shares not tendered or not purchased are to be                 certificates for Shares not tendered or not
issued in the name of someone other than the                   purchased are to be mailed to someone other than
undersigned or if Shares tendered hereby and                   the undersigned or to the undersigned at an
delivered by book-entry transfer which are not                 address other than that shown below the
accepted for payment are to be returned by credit              undersigned's signature(s).
to an account at one of the Book-Entry Transfer
Facilities other than designated above.                        Mail check and/or certificates to:

Issue   [ ] Check     [ ]  Certificate to:                     Name_________________________________
Name___________________________________________                       (Please Print)
         (Please Print)                                        Address_________________________________________
Address________________________________________
                                                               ________________________________________________
_______________________________________________                                             (Zip Code)
                           (Zip Code)                          ________________________________________________
                                                               (Taxpayer Identification or Social Security No.)
_______________________________________________
(Taxpayer Identification or Social Security No.)
             (See Substitute Form W-9)                                     (See Substitute Form W-9)
[ ]   Credit Shares delivered by book-entry
      transfer and not purchased to the account set
      forth below

Check appropriate box.

[ ]   The Depository Trust Company
[ ]   Philadelphia Depository Trust Company
-----------------------------------------------------          ---------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See
Instruction 5.

         2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herein or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the New York Stock Exchange is open for business.

         The method of delivery of certificates evidencing Shares, the Letter of Transmittal and all other required documents, including delivery through a Book-Entry Transfer Facility, is at the option and risk of the tendering Shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by a confirmation of a book-entry transfer). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering Shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. Partial Tenders (not applicable to Shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate of the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificate evidencing Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

         6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such Shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

         8. Substitute Form W-9. The tendering Shareholder is required to provide the Depositary with such Shareholder's correct TIN on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 will subject the tendering Shareholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

         9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

         10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

         11. Waiver of Conditions. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

         12. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the Shareholder should promptly notify the Depositary. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such Shareholder's correct TIN on the Substitute Form W-9. If such Shareholder is an individual, the TIN is such Shareholders' Social Security Number. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

         Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foregoing persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup federal income tax withholding on payments that are made to a Shareholder with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of such Shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the Depositary

         The Shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

-------------------------------------------------------------------------------
                                    SIGN HERE

                      (Complete Substitute Form W-9 below)

_______________________________________________________________________________

_______________________________________________________________________________
                           (Signature(s) of Owner(s))

_______________________________________________________________________________
Name(s)________________________________________________________________________
_______________________________________________________________________________

Capacity (full title)__________________________________________________________

Address________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                                                           (Include Zip Code)


_______________________________________________________________________________

Area Code and Telephone Number_________________________________________________

Taxpayer Identification or Social Security Number______________________________
                                                    (See Substitute Form W-9)

Dated:___________________________________________________________ , 1997

         (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                            GUARANTEE OF SIGNATURE(S)

                           (See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized signature(s)________________________________________________________

Name___________________________________________________________________________

Name of Firm___________________________________________________________________

Address________________________________________________________________________
_______________________________________________________________________________
                                                            (Include Zip Code)

Area Code and Telephone Number_________________________________________________

Dated:______________________________________________________________ , 1997

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                    PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES L.L.C.
---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                              Part I - PLEASE PROVIDE YOUR TIN IN    TIN:________________________________
                                        THE BOX AT THE RIGHT AND CERTIFY BY               Social Security
                                        SIGNING AND DATING BELOW.                       Number or Employer
                                                                                       Identification Number
Form W-9                                -----------------------------------------------------------------------------
Department of the Treasury,             Part II - For Payees exempt from backup withholding, see the enclosed
Internal Revenue Service                Guidelines for Certification of Taxpayer Identification Number on
                                        Substitute Form W-9 and complete as instructed therein.
                                        -----------------------------------------------------------------------------
Payor's Request for Taxpayer            Certification - Under penalties of perjury, I certify that the number shown
Identification Number ("TIN")           on this form is my correct TIN (or I am waiting for a number to be issued to
and Certification                       me).


                                        -----------------------------------------------------------------------------

                                        SIGNATURE:___________________________________________  Date:_________________

---------------------------------------------------------------------------------------------------------------------

Certification Instructions - See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitution Form W-9" for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Depositary regarding proper establishment of the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
         TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE:____________________________________________ Date:_________________

--------------------------------------------------------------------------------

                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 77 Water Street
                            New York, New York 10005
                          Call Toll Free (800) 347-4750

                      The Dealer Manager for the Offer is:

                           Credit Suisse First Boston
                              Eleven Madison Avenue
                          New York, New York 10010-3629
                          Call Toll Free (800) 881-8320